[GRAPHIC OMITTED]



FOR IMMEDIATE RELEASE

For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com



                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
               THIRD QUARTER 2008 RESULTS AND A QUARTERLY DIVIDEND

New York, NY, October 30, 2008......Standard Motor Products, Inc. (NYSE: SMP),
an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and nine months ended September 30, 2008.

Consolidated net sales for the third quarter of 2008 were $202.9 million, compared to consolidated net sales of $206.2 million during the comparable quarter in 2007. Earnings from continuing operations for the third quarter of 2008 were $397 thousand or 2 cents per diluted share, compared to earnings of $4.8 million or 26 cents per diluted share in the third quarter of 2007. Excluding restructuring expenses for previously announced facility moves, a deferred gain from the sale and leaseback of our corporate facilities in Long Island City, New York and a gain from the repurchase of $20.6 million of debentures, earnings from continuing operations for the third quarter of 2008 were $499 thousand or 3 cents per diluted share, compared to earnings in the comparable quarter in 2007 of $5.6 million or 30 cents per diluted share.

The third quarter results were negatively impacted by a tax rate of almost 90%, for reasons which will be discussed below. However, using the statutory rate of 40%, our third quarter earnings from continuing operations would have been 13 cents per diluted share on the same basis.

Consolidated net sales for the nine month period ended September 30, 2008 were $626.4 million, compared to consolidated net sales of $622.9 million during the comparable period in 2007. Earnings from continuing operations for the nine month period ended September 30, 2008 were $13 million or 70 cents per diluted share, compared to $13.4 million or 72 cents per diluted share in the comparable period of 2007. Excluding restructuring expenses for previously announced facility moves, a gain from the sale and leaseback of our corporate facilities in Long Island City, New York, the associated defeasance costs on the building mortgage, and a gain from the repurchase of $20.6 million of debentures, earnings from continuing operations for the nine month period ended September 30, 2008 and 2007 were $3.5 million or 19 cents per diluted share and $15 million or 80 cents per diluted share, respectively.



--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

We are projecting a full year effective tax rate of 49.5%. This is higher than the statutory federal and state rates due to the tax impact of the non-deductible portion of a retirement plan distribution and tollgate taxes on undistributed earnings related to the closure of our Puerto Rico operations.


Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "Sales held up reasonably well, considering the economic environment. Overall, we were down 1.6% for the quarter and remain slightly ahead for the year. Engine Management has been running consistently ahead, primarily because of new OES business, while Temperature Control, a more discretionary purchase, remains behind 2007.

"Sales began to fall off in September, and this has continued into October. We believe that the automotive aftermarket may hold up better in a recessionary environment than many other industries - there are more older cars on the road as people keep their cars longer. However, we are not immune from the current economic conditions, and we believe we will see a sales decline, at least in the short term, as many of our customers are looking to reduce their inventories. We are working aggressively to reduce costs during this period - looking at all discretionary spending, further headcount reductions and further cash flow benefits from reducing our inventories.

"Our gross margin showed an improvement over the second quarter, as our plants in Reynosa increased production. We anticipate additional improvement in the months ahead as additional product is transferred to Mexico, though this may be dampened in the short term if demand is reduced.

"One of our major goals in 2008 was improved cash flow and debt reduction. Through the end of the third quarter of 2008, we repurchased $20.6 million of debentures and in October repurchased an additional $8.5 million of debentures. At the end of September, our total outstanding debt was $24.7 million below September 2007 and total debt has continued to decline in October. This was accomplished by the sale of our Long Island City facility, inventory reduction, and entering into accounts receivable factoring agreements with some of our major accounts.

The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on December 1, 2008 to stockholders of record on November 14, 2008.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Thursday, October 30, 2008. The dial in number is 800-891-3173 (domestic) or 785-424-1111 (international). The playback number is 800-753-4652 (domestic) or 402-220-4235 (international). The conference ID # is STANDARD.

SELECTED FINANCIAL TERMS

IN ADDITION TO EVALUATING STANDARD MOTOR PRODUCTS' RESULTS OF OPERATIONS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), MANAGEMENT ROUTINELY SUPPLEMENTS THIS EVALUATION WITH AN ANALYSIS OF CERTAIN NON-GAAP FINANCIAL MEASURES. MANAGEMENT BELIEVES THAT THE PRESENTATION OF NON-GAAP FINANCIAL MEASURES, SUCH AS EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE BEFORE SPECIAL ITEMS PROVIDES USEFUL INFORMATION TO INVESTORS REGARDING THE COMPANY'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS BECAUSE THESE MEASURES, WHEN USED IN CONJUNCTION WITH THE RELATED GAAP FINANCIAL MEASURES, (I) PROVIDE A MORE COMPREHENSIVE VIEW OF THE COMPANY'S CORE OPERATIONS AND ABILITY TO GENERATE CASH FLOW, (II) PROVIDE INVESTORS WITH THE FINANCIAL ANALYTICAL FRAMEWORK UPON WHICH MANAGEMENT BASES FINANCIAL, OPERATIONAL, COMPENSATION AND PLANNING DECISIONS AND (III) FACILITATES COMPARISONS WITH THE PERFORMANCE OF COMPETITORS.


SAFE HARBOR PROVISIONS

UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.


                                       ###

                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations


                (Dollars in thousands, except per share amounts)


                                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30,                   SEPTEMBER 30,
                                                            2008            2007            2008            2007
                                                        ------------    ------------    ------------    ------------

NET SALES                                               $    202,938    $    206,169    $    626,365    $    622,934

COST OF SALES                                                154,166         151,527         477,740         459,728
                                                        ------------    ------------    ------------    ------------

GROSS PROFIT                                                  48,772          54,642         148,625         163,206

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                    41,294          42,861         128,080         128,916
RESTRUCTURING AND INTEGRATION EXPENSES                         1,905           2,630           6,117           3,867
                                                        ------------    ------------    ------------    ------------

OPERATING INCOME                                               5,573           9,151          14,428          30,423

OTHER INCOME, NET                                              1,293           1,864          21,665           2,910

INTEREST EXPENSE                                               3,109           4,605          10,428          13,941
                                                        ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES               3,757           6,410          25,665          19,392

INCOME TAX EXPENSE                                             3,360           1,628          12,693           6,018
                                                        ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS                              397           4,782          12,972          13,374

DISCONTINUED OPERATION, NET OF TAX                            (1,579)         (2,148)         (2,228)         (2,776)
                                                        ------------    ------------    ------------    ------------

NET EARNINGS                                            $     (1,182)   $      2,634    $     10,744    $     10,598
                                                        ============    ============    ============    ============





NET EARNINGS PER COMMON SHARE:

   BASIC EARNINGS FROM CONTINUING OPERATIONS            $       0.02    $       0.26    $       0.70    $       0.72
   DISCONTINUED OPERATION                                      (0.08)          (0.12)          (0.12)          (0.15)
                                                        ------------    ------------    ------------    ------------
   NET EARNINGS PER COMMON SHARE - BASIC                $      (0.06)   $       0.14    $       0.58    $       0.57
                                                        ============    ============    ============    ============


   DILUTED EARNINGS FROM CONTINUING OPERATIONS          $       0.02    $       0.26    $       0.70    $       0.72
   DISCONTINUED OPERATION                                      (0.08)          (0.12)          (0.12)          (0.15)
                                                        ------------    ------------    ------------    ------------
   NET EARNINGS PER COMMON SHARE - DILUTED              $      (0.06)   $       0.14    $       0.58    $       0.57
                                                        ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES                  18,558,330      18,593,165      18,479,817      18,609,268
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES     18,617,724      18,623,138      18,512,475      18,692,217



                          STANDARD MOTOR PRODUCTS, INC.
                      Segment Revenues and Operating Profit


(Dollars in thousands)


                                          THREE MONTHS ENDED                         NINE MONTHS ENDED
                                             SEPTEMBER 30,                               SEPTEMBER 30,
                                      2008                  2007                 2008                  2007
                                    ---------            ----------           ---------             ----------
REVENUES
Engine Management                   $ 135,502             $ 130,513           $ 417,346              $ 406,039
Temperature Control                    53,697                60,124             164,759                174,262
Europe                                 11,536                11,161              35,343                 32,850
All Other                               2,203                 4,371               8,917                  9,783
                                    ---------            ----------           ---------             ----------
                                    $ 202,938             $ 206,169           $ 626,365              $ 622,934
                                    =========            ==========           =========             ==========

GROSS MARGIN
Engine Management                   $  32,381  23.9%      $  35,116  26.9%    $  98,771  23.7%       $ 108,408  26.7%
Temperature Control                    10,602  19.7%         12,779  21.3%       30,498  18.5%          36,781  21.1%
Europe                                  2,700  23.4%          2,940  26.3%        8,943  25.3%           8,484  25.8%
All Other                               3,089                 3,807              10,413                  9,533
                                    ---------            ----------           ---------             ----------
                                    $  48,772  24.0%     $   54,642  26.5%    $ 148,625  23.7%       $ 163,206  26.2%
                                    =========            ==========           =========             ==========

SELLING, GENERAL & ADMINISTRATIVE
Engine Management                   $  23,784  17.6%    $  24,932    19.1%    $  73,290  17.6%       $  73,056  18.0%
Temperature Control                     9,472  17.6%        8,837    14.7%       26,465  16.1%          27,303  15.7%
Europe                                  2,658  23.0%        2,227    20.0%        8,025  22.7%           6,302  19.2%
All Other                               5,380               6,865                20,300                 22,255
                                    ---------            ----------           ---------             ----------
                                       41,294  20.3%       42,861    20.8%      128,080  20.4%         128,916  20.7%
Restructuring & Integration             1,905   0.9%        2,630     1.3%        6,117   1.0%           3,867   0.6%
                                    ---------            ----------           ---------             ----------
                                    $  43,199  21.3%    $  45,491    22.1%    $ 134,197  21.4%       $ 132,783  21.3%
                                    =========            ==========           =========             ==========


OPERATING PROFIT
Engine Management                   $   8,598   6.3%    $  10,185     7.8%    $  25,482   6.1%       $  35,352   8.7%
Temperature Control                     1,130   2.1%        3,942     6.6%        4,033   2.4%           9,478   5.4%
Europe                                     42   0.4%          713     6.4%          918   2.6%           2,182   6.6%
All Other                              (2,292)             (3,059)               (9,888)               (12,722)
                                    ---------            ----------           ---------             ----------
                                        7,478   3.7%       11,781     5.7%       20,545   3.3%          34,290   5.5%
Restructuring & Integration             1,905   0.9%        2,630     1.3%        6,117   1.0%           3,867   0.6%
                                    ---------            ----------           ---------             ----------
                                    $   5,573   2.7%    $   9,151     4.4%    $  14,428   2.3%       $  30,423   4.9%
                                    =========            ==========           =========             ==========




                          STANDARD MOTOR PRODUCTS, INC.
                      Condensed Consolidated Balance Sheets



(Dollars in thousands)


                                                September 30,  September 30, December 31,
                                                    2008          2007           2007
                                               -----------------------------------------
                                                 (Unaudited)       (Unaudited)

                      ASSETS

CASH                                              $ 11,023      $ 19,449      $ 13,261

ACCOUNTS RECEIVABLE, GROSS                         250,084       244,803       213,409
ALLOWANCE FOR DOUBTFUL ACCOUNTS                     10,088        10,017         8,964
                                                  --------      --------      --------
ACCOUNTS RECEIVABLE, NET                           239,996       234,786       204,445

INVENTORIES                                        239,262       239,063       252,277
ASSETS HELD FOR SALE                                 1,805          --           5,373
OTHER CURRENT ASSETS                                26,185        24,719        27,751

                                                  --------      --------      --------
TOTAL CURRENT ASSETS                               518,271       518,017       503,107
                                                  --------      --------      --------

PROPERTY, PLANT AND EQUIPMENT, NET                  68,602        76,526        71,775
GOODWILL AND OTHER INTANGIBLES                      56,299        54,953        57,891
OTHER ASSETS                                        30,086        38,848        45,319
                                                  --------      --------      --------
TOTAL ASSETS                                      $673,258      $688,344      $678,092
                                                  --------      --------      --------


       LIABILITIES AND STOCKHOLDERS' EQUITY


NOTES PAYABLE                                     $159,992      $156,550      $156,756
CURRENT PORTION OF LONG TERM DEBT                   69,554           454         8,021
ACCOUNTS PAYABLE TRADE                              73,889        60,997        64,384
ACCRUED CUSTOMER RETURNS                            30,374        29,904        23,149
OTHER CURRENT LIABILITIES                           64,907        66,952        67,723
                                                  --------      --------      --------
TOTAL CURRENT LIABILITIES                          398,716       314,857       320,033
                                                  --------      --------      --------

LONG-TERM DEBT                                         370        97,572        90,534
ACCRUED ASBESTOS LIABILITY                          24,293        22,682        22,651
OTHER LIABILITIES                                   43,002        54,129        56,510
                                                  --------      --------      --------
 TOTAL LIABILITIES                                 466,381       489,240       489,728
                                                  --------      --------      --------

 TOTAL STOCKHOLDERS' EQUITY                        206,877       199,104       188,364

                                                  --------      --------      --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $673,258      $688,344      $678,092
                                                  ========      ========      ========




                          STANDARD MOTOR PRODUCTS, INC.
                  Reconciliation of GAAP and Non-GAAP Measures


(Dollars in thousands, except per share amounts)


                                                               THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                   September 30,                  September 30,
EARNINGS FROM CONTINUING OPERATIONS                      2008         2008        2007          2008        2007
                                                       --------     --------    --------       --------    --------
                                                                  (Unaudited)                (Unaudited)

GAAP EARNINGS FROM CONTINUING OPERATIONS
  BEFORE TAXES                                         $  3,757     $  3,757    $  6,410       $ 25,665    $ 19,392

INCOME TAX EXPENSE                                        1,503*       3,360       1,628         12,693       6,018
                                                       --------     --------    --------       --------    --------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                2,254          397       4,782         12,972      13,374

RESTRUCTURING EXPENSES (NET OF TAX)                       1,204        1,204       1,578          3,734       2,320

LOSS FROM EXTINGUISHMENT OF MORTGAGE (NET OF TAX)          --           --          --              882        --

GAIN FROM SALE OF BUILDING (NET OF TAX)                    (160)        (160)       (740)       (13,180)       (740)

GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)                (942)        (942)       --             (942)       --
                                                       --------     --------    --------       --------    --------

NON-GAAP EARNINGS (LOSS)
  FROM CONTINUING OPERATIONS                           $  2,356     $    499    $  5,620       $  3,466    $ 14,954
                                                       ========     ========    ========       ========    ========



DILUTED EARNINGS (LOSS) PER SHARE
  FROM CONTINUING OPERATIONS

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS   $   0.13     $   0.02    $   0.26       $   0.70    $   0.72

RESTRUCTURING EXPENSES (NET OF TAX)                        0.06         0.06        0.08           0.20        0.12

LOSS FROM EXTINGUISHMENT OF MORTGAGE (NET OF TAX)          --           --          --             0.05        --

GAIN FROM SALE OF BUILDING (NET OF TAX)                   (0.01)       (0.01)      (0.04)         (0.71)      (0.04)

GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)               (0.05)       (0.05)       --            (0.05)       --
                                                       --------     --------    --------       --------    --------

NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE
  FROM CONTINUING OPERATIONS                           $   0.13     $   0.03    $   0.30       $   0.19    $   0.80
                                                       ========     ========    ========       ========    ========


* - @ 40% Statutory tax rate




MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.